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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 27, 2004



                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     Delaware                     333-106323                  30-0183252
-------------------------  --------------------------   ------------------------
  (STATE OR OTHER                (COMMISSION FILE           (I.R.S. EMPLOYER
  JURISDICTION OF                      NUMBER)              IDENTIFICATION NO.)
   INCORPORATION)



      383 Madison Avenue
   New York, New York 10l79                                     10179
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   (ADDRESS OF PRINCIPAL                                      (ZIP CODE)
     EXECUTIVE OFFICES)



Registrant's telephone number, including area code, is (212) 272-2000
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



Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. The exhibits accompanying this report are listed in the accompanying Exhibit Index.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                             STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.


                             By: /s/ Baron Silverstein
                             Name:    Baron Silverstein
                             Title:   Vice President

Dated:   February 27, 2004

                                  EXHIBIT INDEX


The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-106323, as noted below:


                    Item 601(a) of
                    Regulation S-K
Exhibit Number          Exhibit No.      Sequentially Numbered Description              Page
--------------      ---------------      ---------------------------------              ----
      1                  5.1             Opinion of Greenberg Traurig, LLP with            4
                                         respect to legality

                                         Opinion of Greenberg Traurig, LLP with            4
                         8.1             respect to federal income tax matters
                                         (contained in Exhibit 5.1)

                                         Consent of Greenberg Traurig, LLP                 4
                         23.1            (contained in Exhibit 5.1)